INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2025
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

17.    INTANGIBLE ASSETS, NET

Intangible assets and their related amortization are as follow (RMB in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Computer software	410,984	468,149
Intellectual properties	258,495	282,241
Others	1,612	3,768
Less: accumulated amortization	(209,136)	(308,292)
Intangible assets, net	461,955	445,866

Amortization expense was RMB122 million, RMB87 million and RMB122 million for the years ended December 31, 2023, 2024 and 2025, respectively. The estimated amortization expense for each of the five succeeding fiscal years is RMB117 million.

For the years ended December 31, 2023, 2024 and 2025, the Group disposed certain intangible assets with the net book value amounting of RMB14 million, RMB245 million and RMB2 million and recognized disposal loss amounted to RMB14 million, RMB6 million and RMB2 million, respectively.